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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


FORM 8-K

[x]    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported)     May 11, 2004
                                                            ------------

       Commission file number   333-76723
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                                SIMMONS COMPANY
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            (Exact name of registrant as specified in its charter)

             Delaware                                    13-3875743
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    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation or organization)


One Concourse Parkway, Suite 800, Atlanta, Georgia           30328-6188
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    (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code         (770) 512-7700
                                                     ---------------------------




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         99.1     Press release dated as of May 11, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


         On May 11, 2004, the Company issued a press release reporting its first quarter 2004 results of operations. The press release is furnished as Exhibit 99.1.

         As provided in General Instruction B.6 of Form 8-K, the information and exhibits contained in this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.







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                                     SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                SIMMONS COMPANY

By:                    /s/ William S. Creekmuir
         -----------------------------------------------------
                        William S. Creekmuir
         Executive Vice President and Chief Financial Officer

Date:    May 13, 2004


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                                 EXHIBIT INDEX


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Exhibit
Number            Exhibit Name
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
99.1              Press release dated as of May 11, 2004.

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